Unaudited Condensed Consolidated Statements of Cash Flows - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash provided by (used in) operating activities	$ 3,920	$ (6,741)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank loans	7,583	7,071
Repayments of bank loans	(9,652)	(4,242)
Payment of loan origination fees	(47)	(58)
Borrowings from a related party		205
Withdrawal of contribution from shareholder		(4)
Net cash (used in) provided by financing activities	(2,116)	2,972
Effect of exchange rate changes	3,764	(4,376)
Net increase (decrease) in cash and cash equivalents	5,568	(8,145)
Cash and cash equivalents, at beginning of period	197,660	194,525
Cash and cash equivalents, at end of period	203,228	186,380
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interests paid	250	199
Acquisition of intangible asset from settlement of prepayments	702
Lease liabilities arising from obtaining right-of-use assets		$ 466